UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report  (Date of earliest event reported):   February 15, 2008 (February 13, 2008)

Harland Clarke Holdings Corp.
(Exact name of registrant as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation)
333-143717	84-1696500
(Commission File Number)	(I.R.S. Employer Identification No.)

2939 Miller Road Decatur, Georgia	30035
(Address of principal executive offices)	(Zip Code)

(770) 981-9460
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 13, 2008, Harland Clarke Holdings Corp. (the “Company”) entered into amended employment agreements with Charles T. Dawson, the Company’s President and Chief Executive Officer, Peter A. Fera, Jr., the Company’s Executive Vice President and Chief Financial Officer, and Alan R. Westfall, Executive Vice President and Chief Operating Officer of Harland Clarke Corp., the Company’s wholly owned subsidiary. The amended employment agreement of Mr. Dawson supersedes, effective January 1, 2008, his previous employment agreement with the Company and Harland Clarke Corp. The amended employment agreement of Mr. Fera supersedes, effective January 1, 2008, his previous employment agreement with Harland Clarke Corp. The amended employment agreement of Mr. Westfall supersedes, effective January 1, 2008, his previous employment agreement with Harland Clarke Corp.

Employment Agreement of Charles T. Dawson

Pursuant to Mr. Dawson’s amended employment agreement, he will continue to serve as president and chief executive officer of the Company and Harland Clarke Corp. and receive an increase in base salary from $850,000 to $1,000,000. He is entitled to receive an annual bonus based on the attainment of a certain percentage of Harland Clarke Business (as defined in the employment agreement) EBITDA targets. Mr. Dawson’s target annual bonus was raised from 105% to 125% of his base salary and increases ratably up to a maximum of 175% of his base salary if 145.1% of the targets are attained. Mr. Dawson is also entitled to an additional portion of a Long Term Incentive Plan which has been established with respect to the Company’s 2008 to 2010 fiscal years.

All other terms of Mr. Dawson’s employment agreement remain unchanged from his previous employment agreement.

The foregoing is only a summary of certain terms of Mr. Dawson’s employment agreement which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Employment Agreement of Peter A. Fera, Jr.

Pursuant to Mr. Fera’s amended employment agreement, he will continue to serve as executive vice president and chief financial officer of the Company and Harland Clarke Corp. and receive an increase in base salary from $350,000 to $450,000. Additionally, Mr. Fera’s target annual cash bonus was increased from 75% to 100% of his base salary and increases ratably up to a maximum of 150% of his base salary if 145.1% of the targets are attained.

All other terms of Mr. Fera’s employment agreement remain unchanged from his previous employment agreement.

The foregoing is only a summary of certain terms of Mr. Fera’s employment agreement which is attached hereto as Exhibit 10.2 and incorporated by reference herein.

Employment Agreement of Alan R. Westfall

Pursuant to Mr. Westfall’s amended employment agreement, he will continue to serve as executive vice president and chief operating officer of Harland Clarke Corp. and receive an increase in base salary from $375,000 to $500,000. Additionally, Mr. Westfall’s target annual cash bonus was increased from 75% to 100% of his base salary and increases ratably up to a maximum of 150% of his base salary if 145.1% of the targets are attained.

All other terms of Mr. Westfall’s employment agreement remain unchanged from his previous employment agreement.

The foregoing is only a summary of certain terms of Mr. Westfall’s employment agreement which is attached hereto as Exhibit 10.3 and incorporated by reference herein.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits.
EXHIBIT NO.	DESCRIPTION
10.1	Employment Agreement, dated as of February 13, 2008, between Harland Clarke Holdings Corp. and Charles T. Dawson.
10.2	Employment Agreement, dated as of February 13, 2008, between Harland Clarke Holdings Corp. and Peter A. Fera, Jr.
10.3	Employment Agreement, dated as of February 13, 2008, between Harland Clarke Holdings Corp. and Alan R. Westfall.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLAND CLARKE HOLDINGS CORP.
By:	/s/ Martin Wexler
Name: Martin Wexler Title: Vice President and Treasurer

Date:  February 15, 2008

INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit 10.1	Employment Agreement, dated as of February 13, 2008, between Harland Clarke Holdings Corp. and Charles T. Dawson.
Exhibit 10.2	Employment Agreement, dated as of February 13, 2008, between Harland Clarke Holdings Corp. and Peter A. Fera, Jr.
Exhibit 10.3	Employment Agreement, dated as of February 13, 2008, between Harland Clarke Holdings Corp. and Alan R. Westfall.